2018 Capital Markets Day March 8, 2018 Axalta Coating Systems Ltd. Exhibit 99.2

2P R O P R I E T A R Y Legal Notices Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2018 and longer term financial projections and goals, including with respect to net sales, constant currency net sales, Adjusted EBITDA, Adjusted EBITDA margins, free cash flow, return on invested capital, capital expenditures, working capital, cost savings, pricing actions, product launches, acquisition opportunities, share repurchases, raw material cost increases, currency effects, and related assumptions. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control including, but not limited to, the risks and uncertainties described in "Non-GAAP Financial Measures," and "Forward-Looking Statements" as well as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2017. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including constant currency net sales, EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA consists of EBITDA adjusted for (i) non-cash items included within net income, (ii) items Axalta does not believe are indicative of ongoing operating performance or (iii) nonrecurring, unusual or infrequent items that have not occurred within the last two years or Axalta believes are not reasonably likely to recur within the next two years. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Our use of the terms net constant currency net sales, EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt may differ from that of others in our industry. Constant currency net sales, EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered as alternatives to net sales, net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Constant currency net sales, EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for non-GAAP estimates for constant currency net sales, EBITDA, Adjusted EBITDA or Free Cash Flow on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. We cannot estimate or project those items and they may have a substantial and unpredictable impact on our US GAAP results. Segment Financial Measures The primary measure of segment operating performance is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts and prior year financial results, providing a measure that management believes reflects Axalta’s core operating performance. As we do not measure segment operating performance based on Net Income, a reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not available. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission.

Capital Markets Day Agenda

9:00 AM	Introduction & Agenda	Chris Mecray, VP, Strategy & Investor Relations
9:05 AM	Axalta's Value Creation Model	Charlie Shaver, Chairman & CEO
9:40 AM	Axalta's Financial Progress & Outlook	Robert Bryant, EVP & CFO
10:05 AM	Performance Coatings: Refinish	Joe McDougall, EVP, President, Global Refinish & EMEA
10:30 AM	BREAK	
10:50 AM	Performance Coatings: Industrial	Mike Cash, SVP, President, Industrial
11:15 AM	Transportation Coatings	Steve Markevich, EVP, President, Transportation & China
11:40 AM	Operations, Procurement & Supply Chain	Dan Key, SVP, Operations, Procurement & Supply Chain
12:05 PM	Q&A	
12:40 PM	LUNCH	

Additional Axalta Attendees:

- Dr. Barry Snyder (SVP, Chief Technology Officer)
- Dr. Robert Roop (VP, Global Refinish Technology)
- Dave Heflin (VP, Global Industrial Coatings Systems)
- Matt Boland (VP, Global Transportation Technology)

PROPRIETARY 3 AXALTA COATING SYSTEMS

4P R O P R I E T A R Y ▪ Axalta is a high-performing, world-class global coatings company ▪ Axalta has established a strong track record over five years; we are building on that ▪ Axalta’s is focused on growth, improved productivity, and increased shareholder returns ▪ Effective capital deployment is central to our value creation model ▪ Axalta is a nimble, highly focused company committed to building value via organic and inorganic growth Key Messages for the Day

Axalta’s Value Creation Model Charlie Shaver Chairman and CEO

Axalta's Customer Focused Organization

	PERFORMANCE COATINGS		TRANSPORTATION COATINGS	
SEGMENTS				
	$2.7 Billion, 62% of Sales		$1.7 Billion, 38% of Sales	
SALES BY END MARKET	Refinish $1.7 B (38%)	Industrial $1.0 B (24%)	Light Vehicle $1.3 B (30%)	Commercial Vehicle $0.4 B (8%)
END MARKETS	▪ Independent body shops ▪ Multi-shop operators (MSOs) ▪ Auto dealership groups	▪ General industrial powders ▪ Wood coatings ▪ Electrical insulation ▪ Architectural and decorative ▪ Coil and extruded metals	▪ Automotive OEMs ▪ Coatings for plastic and composite materials ▪ Automotive interiors	▪ Heavy duty truck, utility trucks ▪ Rail, bus, machinery ▪ Recreational vehicles ▪ Marine

1. Financials for FY 2017, all sales data refers to Net Sales

PROPRIETARY 6 AXALTA COATING SYSTEMS

Axalta is Focused on Shareholder Value Creation

Significant Progress…	…with More to Come
A Transformation Story	Axalta's Value Creation Model

Significant Progress…

A Transformation Story

- Cultural shift; incentive alignment
  - ✓ TSR based long-term compensation
- Organizational restructuring tightens accountability
  - ✓ Matrix structure, Americas consolidation
- Refining focus on growth
  - ✓ Net sales CAGR 3.5% 2013-17 ex-FX
- Substantial ongoing productivity improvement
  - ✓ $200 million Axalta Way savings
- M&A transactions change business mix
  - ✓ 17 deals to date; Industrial has doubled in scale

…with More to Come

Axalta's Value Creation Model

- Drive profitable growth with innovation, customer focus and solid core market drivers
  - ✓ Mid-single digit organic net sales growth target
- Operating excellence and cost structure refinement
  - ✓ $200 million Axalta Way II target
- Capital allocation with shareholder value focus
  - ✓ IRRs typically target 20% or better
- Substantial coatings consolidation opportunity
  - ✓ Robust pipeline of bolt-on targets

Axalta Continues to Evolve and Leverage Structurally Attractive Coatings Markets

PROPRIETARY 7 AXALTA COATING SYSTEMS

We have Established a Track Record of Success

	2013	2014	2015	2016	2017
Finance	Carve-out	IPO	Bond rating upgrades	Carlyle exit, Debt refinancing	First share buyback
M&A (Annualized sales)			3 deals +$70 million	6 deals +$125 million	8 deals +$365 million
Axalta Way (Cumulative savings)		$37 million	$89 million	$153 million	$200 million
Innovation	2-Wet Monocoat Next Gen 3-Wet	AquaEC™ Electrocoat	Imron™ introduced in China	Syrox™ Mainstream	New Tech / Training Centers
Operations		Jiading expansion	4 major capacity expansions	Transformation of Ops leadership	Axalta Operating Excellence (AOE)
CSR / Sustainability	Axalta waterborne on SEMA EcoTrek truck	1st Sustainability Report; Contributions Policy	Expanded STEM and environmental programs	1st CSR Summit; Texas A&M Chair; Women's Network	Customer awards; Board governance

PROPRIETARY 8 AXALTA COATING SYSTEMS

Why Invest in Axalta Today?












52,394.62
58,042.14
16,696.99
(+10.37)
16,381.51
(-1.89)

Focused End-Markets, Structural Volume Growth	**Significant China Growth Opportunity**	**Axalta Way Driving Productivity**	**Consolidation Opportunity with Proven M&A Strategy**	**Strong Free Cash Generation and Allocation Process**	**ROIC Growth Focus, Shareholder Value Alignment**

PROPRIETARY 9 AXALTA COATING SYSTEMS

We are Focused on Structurally Attractive Coatings End-Markets

A $130 Billion Global Coatings Market

Coatings Industry Sales



Packaging, 2%
Offshore and Containers, 2%
Aerospace, 1%
Coil, 3%
Marine Paints, 3%
Auto Refinish, 5%
Wood, 6%
Protective Paints, 7%
Auto OEM, 7%
General Industrial, 20%
Decorative Paints, 42%

Source: Axalta estimates

Axalta's Coatings Markets

Coatings Industry Sales

($ Billions)



CAGR: 5%
CAGR
Industrial
37.5
45.9
5.2%
Commercial Vehicle
1.8
2.1
3.9%
Light Vehicle
7.8
8.7
2.9%
Refinish
6.9
7.7
2.7%
2016E
2020E

Source: Orr & Boss (2017), Axalta estimates

Long Term Alignment With Global Growth

PROPRIETARY 10 AXALTA COATING SYSTEMS

Axalta is a Global Leader in Many of Our Markets…

AXALTA

Performance Coatings: Refinish



Axalta
#1
Other
Peer 1
Peer 3
Peer 2

Transportation Coatings: Light Vehicle



Other
Peer 1
Peer 3
Axalta
Peer 2
#2

Performance Coatings: Industrial

#2

- in Powder coatings globally
- in Industrial Wood coatings (North America)
- in Energy Solutions coatings globally
- in Industrial E-coat globally

Transportation Coatings: Commercial Vehicle



#1 Supplier to North American HDT Market
$700
$200
$400
$600
$550
$500
$450
Trucks (MDT/HDT)
Bus
Body Builders + Trailers
Rail
Specialty OEM
Aviation
Marine

~90% of Sales from Markets Where Axalta Has #1 or #2 Global Share

Source: Orr & Boss, Axalta estimates (2017)

PROPRIETARY
11
AXALTA COATING SYSTEMS

12P R O P R I E T A R Y 75% 37% 18% 11% 8% NA EMEA LA China AP ex China …But We also have Substantial White Space Growth Opportunities Refinish – Regional Car Parc Growth Light Vehicle – Cars Per Capita Industrial – Market Opportunities - 100 200 300 400 NA EMEA LA China AP ex China ’17-’22E CAGR 1% 1% 11% 3% 4% (in thousands) Commercial Vehicle – Market Opportunities Core Developing Opportunity Penetration rate gap will narrow across regions Growth in China Significant white space for growth____________________________________________________________ Source: LMC, Orr & Boss (2017), IRFAB, Global Market Insights, Axalta Estimates Powder, $8.1 Wood, $9.6 Coil, $4.4 General Industrial, $16.0 ACE, $1.5 Trucks (MDT/HDT), $0.7 Bus, $0.2 Body Builders + Trailers, $0.4 Rail, $0.6 Specialty OEM, $0.6 Aviation, $0.5 Marine, $0.5 ($ Billions) ($ Billions)

Refinish Offers Both Demand Stability and Global Growth Opportunity

AXALTA

Market Share



#1
#1
#2
#1

Source: Orr & Boss, Axalta estimates (2016)

Product Breadth



Premium
Mainstream
Economy

Customer Consolidation



(Thousands)
NA Body Shops
35.8
29.5
2010
2016
NA MSOs
1.9
3.4
2010
2016

Source: Axalta estimates

Axalta Is Growing Global Refinish

- We are the global leader, but there is white space for growth
- Our legacy is in premium systems, but we have launched mainstream systems to deepen our market presence
- Body shop consolidation remains a growth driver; our technology provides an advantage for high productivity customers

Strong Momentum Driven by Customer-Centric Approach

PROPRIETARY 13 AXALTA COATING SYSTEMS

Axalta's Industrial End-Market is Rapidly Growing with Focused Strategies

Axalta Has Doubled Industrial Sales Over Five Years



Wood Coatings



Powder Coatings



Coil



Energy



Industrial Coating Systems

Organic Growth

- Significant infrastructure investment completed 2014-16
- Innovation drives 10%+ new customer adds 2015-17
- Mid-single digit net sales growth CAGR targeted

Inorganic Growth

- Targeting significant M&A growth
- Completed 6 transactions with $420+ million in net sales
- Typical synergies: procurement, distribution and R&D

Growth from Leveraging our Regional Product Portfolio Globally

PROPRIETARY 14 AXALTA COATING SYSTEMS

Our Commercial Vehicle Business is Growing and Diverse

Market White Space

- Growth opportunities:
  - ✓ Underpenetrated geographies (China)
  - ✓ Adjacent markets (eg. Marine, Protective)

HDT & MDT Builds by Geography

Axalta owns a small % Chinese market


AP ex China, 21%
China, 42%
LA, 7%
EMEA, 18%
NA, 12%

Share Gain

- Share of wallet opportunity in existing markets
  - ✓ Vehicles per customer
  - ✓ Content per vehicle

HDT & MDT Builds Growth

Production is expected to steadily grow in the long term


1.1% CAGR
3.2
3.2
3.0
3.2
3.2
3.3
3.4
3.4
2017
2018
2019
2020
2021
2022
2023
2024
China
NA
EMEA
LA
AP ex China

Technology

- We have leading technology to expand our business
  - ✓ Bus
  - ✓ Aviation
  - ✓ Marine
  - ✓ Rail
  - ✓ Recreational Vehicles

Superior Products

IMRON™

Leveraging our highly productive technology from truck to other vehicle markets globally

Strong Momentum Driven by Customer-Centric Approach

Source: LMC Automotive Q4, 2017 Estimates

PROPRIETARY 15 AXALTA COATING SYSTEMS

China Represents a Huge Growth Opportunity

Refinish

- Car parc growth
- Mainstream and economy segment growth
- Follow market to Tier 2-4 cities
- Growth through M&A

Car Parc Growth



Car parc growth expected to continue
24.2% CAGR
6 7 9 11 13 16 20 24 29 37 46 56 69 84 100 117 135 154 174 194 215 237 258
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E 2019E 2020E 2021E 2022E

Industrial

- China consumes >40% of global industrial coatings today
- Shift from export end users to domestic consumers
- Importance of local production and supply
- Enhanced portfolio - mainstream and acquired products

Global Coatings Consumption



Electrical Insulation
$1.5 billion
Asia Ex China
21%
EMEA
20%
3%
8%
SA
NA
48%
China



Powder
$8.1 billion
Asia Ex China
11%
EMEA
22%
3%
16%
SA
NA
48%
China

Performance Coatings

Source: LMC Automotive, 2017e

PROPRIETARY
16
AXALTA COATING SYSTEMS

China Represents a Huge Growth Opportunity, Cont'd

AXALTA

Light Vehicle

- Adding business with domestic OEMs
- Automotive fleet penetration per capita drives market growth
- Target customer shift to interior cities requires new plants

Penetration Gap



Light vehicles per person expected to increase over time
47%
11%
NA & EMEA
China

Commercial Vehicle

- Huge truck market >1 million vehicles per year production
- Modernization of fleet drives demand for quality coatings
- Train and bus represent growth markets

Growing and New Partners

DAIMLER

PACCAR

KENWORTH

MAN

SCANIA

VOLVO TRUCKS

Transportation Coatings

Source: LMC Automotive Q4, 2017 Estimates

PROPRIETARY 17 AXALTA COATING SYSTEMS

Focus on Operating Excellence, Axalta Way Savings Continue with Phase II

Axalta Way II	▪ Achieved Phase I $200 million target ▪ Axalta Way II target: $200 million over next four years
Axalta Operating Excellence (AOE)	▪ Lean implementation in Wuppertal, Germany and Mt. Clemens, MI ▪ Global rollout to drive substantial productivity improvement over time
Innovation Investment	▪ ~$180 million annual innovation investment (>4% of net sales) ▪ >250 new products per year drive our organic growth
Salesforce Investment	▪ New tools to manage customer relationships ▪ New leadership, aligned incentives key to results
Enhanced IT Tools	▪ New ERP upgrades phase in; Wood carve-out completed in 150 days ▪ 100% of our Enterprise Data is now stored in the cloud

Axalta Continues to Focus on Organizational Optimization

PROPRIETARY 18 AXALTA COATING SYSTEMS

M&A: Leveraging a Consolidating Coatings Sector

AXALTA

2017 Key Acquisitions



Ellis Paint
North America
Refinish • Industrial



Century Industrial Coatings
North America
Industrial



Spencer Coatings
EMEA – U.K.
Industrial

Valspar Wood Coatings (N.A.)
North America
Industrial


AXALTA
AXALTA

Plascoat
EMEA
Industrial

Benefits

- Provide access to new technologies, products, customers, and markets
- Leverage combined supply chains and distribution channels
- Develop process and marketing efficiencies and globalize products

Key Data

- 8 total transactions in 2017
- $564 million capital deployed
- Annual run-rate of ~$365 million in sales

We Have a Robust Pipeline and Will Continue to Leverage Market Consolidation

PROPRIETARY 19 AXALTA COATING SYSTEMS

20P R O P R I E T A R Y Axalta Generates Strong Free Cash Flow; Disciplined Allocation Strong and Sustainable Cash Flows Drive Value Strong Adjusted EBITDA Margins Free Cash Flow Growth A Sound Capital Allocation Process FY 2017 for all companies except for RPM (LTM 11/2017) and AKZA (LTM 9/2017) ▪ Axalta is the margin leader and generates substantial free cash flow ▪ We have organic and inorganic investment opportunities that we expect will enhance overall returns on capital ▪ We have completed 17 M&A transactions with total allocated capital of > $700 million ▪ We repurchased $58 million of our common shares in 2017 ▪ We have invested nearly $400 million in capex projects focused on growth and productivity with strong associated IRR targets

Axalta is Squarely Focused on Shareholder Value Creation

Shareholder Value Creation

Growth

- Technology and innovation drivers
- Evolution of culture and incentives
- Clear strategies by end-market with accountability

Productivity

- Axalta Way II
- Axalta Operating Excellence (AOE) rollout
- Inflation offset as starting point

M&A

- Coatings consolidation opportunity continues
- Strong track record to date
- Bolt-on deals minimize risk, maximize returns
- Add products, technology, market access
- Returns enhanced by synergies

Capital Allocation

- Target increased return on invested capital (ROIC)
- At least 50% of FCF deployed to M&A over time
- Share buyback opportunistically

PROPRIETARY 21 AXALTA COATING SYSTEMS

22P R O P R I E T A R Y Key Goals for 2018 Key Objectives for Growth and Value Creation To maximize our customers’ productivity and product functionality by offering them innovative coatings solutions and best-of-class service Outgrow Our End-Markets Axalta Way II Execution Disciplined Capital Allocation Incremental Cost Actions Drive Product Innovation ▪ Mid-single digit organic net sales growth; higher with M&A ▪ Ongoing savings from optimizing our organization ▪ Closing any price-cost gap with focused actions ▪ Over 250 new product launches ▪ M&A, share buybacks, ongoing internal projects Axalta’s Vision

23P R O P R I E T A R Y Longer Term Targets Key Objectives for Growth & Value Creation Axalta’s Strong Business Model Powers Shareholder Value Net Sales Growth Adjusted EBITDA M&A Free Cash Flow Working Capital ▪ Mid-single digit organic net sales growth ▪ Margin growth in core existing business ▪ Conversion of ~45-55% to Adjusted EBITDA ▪ High single digits working capital / net sales ratio ▪ Deploy at least 50% of FCF to M&A; share repurchase optionality

24P R O P R I E T A R Y Summary ▪ Axalta has developed a strong five year execution track record; we see significant upside in sales and profit growth, cash flow generation, and returns on capital ▪ We lead in growing, strong, and stable coatings segments and are actively entering new close adjacent markets ▪ Our technologies and service differentiate Axalta in the markets we serve ▪ Axalta has material growth opportunities in China, adjacent coatings markets and ongoing industry consolidation ▪ We are targeting $200 million in incremental savings over four years with Axalta Way Phase II We Are 100% Focused on Shareholder Value Creation

Thank You!

Axalta’s Financial Progress and Outlook Robert Bryant EVP and CFO

Axalta's Shareholder Value Creation Levers

Growth
- Technology and innovation drivers
- Evolution of culture and incentives
- Clear strategies by end-market with accountability

Productivity
- Axalta Way II
- Axalta Operating Excellence (AOE)
- Inflation offset as starting point

Capital Allocation
- Target increased return on invested capital (ROIC)
- At least 50% of FCF deployed to M&A over time
- Share buyback opportunistically

M&A
- Coatings consolidation opportunity continues
- Strong track record to date
- Bolt-on deals minimize risk, maximize returns
- Add products, technology, market access
- Returns enhanced by clear synergies

PROPRIETARY 27 AXALTA COATING SYSTEMS

Axalta's Growth Algorithm

Multiple Steps Support Results

- Accretive M&A: Mid-single digits
- Productivity: Inflation 'plus'
- Pricing: Low single digits
- Organic volume: Low- to mid-single digits

Improving Returns Over Time

- Mid-single digit core growth includes market growth, modest share capture and incremental pricing in key businesses
- Free cash flow allocation is primarily directed to M&A and opportunistic share buybacks
- We expect to improve ROIC with strong capital allocation in internal investment, M&A and maximizing productivity
- M&A: Seek above market average returns from bolt-on deals

Organic Growth + FCF Deployment = Strong Topline Growth

PROPRIETARY 28 AXALTA COATING SYSTEMS

Axalta's Growth Drivers are Diverse

Value Creation From Multiple Sources and Disciplined Process

Growth Supported by Clear Strategies, Greater Resources	▪ Capex of ~$160 million and R&D of ~$180 million annually supports maintenance and strategic growth ▪ Growth strategies in place for each business and each region
Market Share Gains in Core Markets From Innovation, Service Execution	▪ Refinish market share increased by ~500 basis points 2013-2017 ▪ Strong headway in multiple other coatings verticals
Emerging Markets Focus for Long Term Growth	▪ Axalta has substantially expanded in Asia Pacific ex-China, Middle East and Africa since inception ▪ We are levered to EM growth across most businesses
Globalizing Existing Products to Reach Underserved Markets	▪ Migrating industrial products from Europe to Asia; globalizing Syrox mainstream technology; leveraging Wood from N.A. to new regions; E-coat technology in EMEA marketed successfully to global OEM customers

PROPRIETARY 29 AXALTA COATING SYSTEMS

The Axalta Way: Driving Towards World Class Productivity



Cumulative Savings
($ millions)
$400
$200
$200
$200
2014-2017
2014-2021
Axalta Way I
Axalta Way II

Commercial
- Commercial process excellence
- Dynamic pricing / contract guardrails
- Salesforce training / tools

Operations / Supply Chain / Technology
- Manufacturing strategy and footprint changes
- Procurement optimization / collaboration
- Complexity reduction

SG&A
- Sales support optimization
- Functional overhead expense reduction
- R&D efficiency and returns

"A focused approach to doing business that drives profitability by improving our efficiency, productivity, and growth opportunities every day, wherever we do business"

PROPRIETARY 30 AXALTA COATING SYSTEMS

The Axalta Way: Opportunity Evolution

2015-2016

- Headcount reduction
- Functional overhead
- Procurement phase I efforts
- Commercial excellence initiatives
- Technology transformation kick-off

2017

- Technology – ongoing ERP migrations
- Non-manufacturing footprint
- Direct procurement phase II
- Axalta Operational Excellence (AOE) rollout
- Complexity reduction

2018 and Beyond

- Complexity reduction ramps
- Manufacturing footprint and AOE maturity curve
- Procurement - supplier development
- Technology - ERP upgrades in progress
- Prior acquisition synergies realized
- Regional consolidation benefits

PROPRIETARY 31 AXALTA COATING SYSTEMS

32P R O P R I E T A R Y Debt Reduction Organic Investment Capex / R&D M & A Dividends - No current dividend, build cash for other uses Share Repurchases - Offset dilution - Opportunistic buys Leverage in excess of target and no immediate investment? Investment opportunity that exceeds hurdle rate? Share price greater than fair value? Free Cash Flow No Excess Yes Yes Yes No Focus on Capital Allocation

33P R O P R I E T A R Y Capital Expenditures Capex by Year ($ millions) Project Details ▪ Major Capex projects in 2017 ✓ Nanjing, China – land and authorizations ✓ Jiading, China – WB expansion ✓ Savli, India – OEM manufacturing and laboratory ▪ Major Capex projects in 2018 ✓ Philadelphia, PA – Global Innovation Center ✓ Nanjing, China – greenfield expansion ✓ Prior acquisitions – integration and expansion projects Prioritization of Capital Spending; Focus on High IRR Capex

M&A: Multiple Value Creation Levers for Axalta

AXALTA

Product Line Extensions

Century Industrial Coatings, Ellis Paint Company, Plascoat, Chem Spec USA, Spencer Coatings Group

Geographic Expansion

HIPIC Automotive Paint

Coatings Adjacencies

Dura Coat Products Inc, United Paint, valspar wood

Market Access

metalak partner in proces, CH Coatings

Acquisitions Offer Multiple Benefits

- **Synergies** from procurement & supply chain, R&D, and back office support
- **Globalization** of previously regional products by leveraging distribution channels
- **New market access** at appropriate cost structure
- **Additional production** capacity with fit-for-purpose cost structure
- **Acceleration** of new product introduction plans
- **Acquire** new skill sets and capabilities

PROPRIETARY 34 AXALTA COATING SYSTEMS

Effective Capital Allocation Should Drive Improved Returns

Return on Invested Capital (ROIC)



NOPAT ROIC (LTM)
15.7%
12.4%
11.6%
10.5%
9.7%
PPG
RPM
AKZA
AXTA
SHW

Notes: 1) ROIC = Net Operating Profit After Tax (NOPAT) / (Total Debt + Preferred Stock + Minority Interest + Equity); 2) AXTA total capital excludes identifiable intangible assets; 3) Data as of 12/2017 for all companies except RPM (11/2017) and AKZA (9/2017); 4) Book taxes have been adjusted to exclude impact from US Tax reform for AXTA, PPG, & SHW

Commentary

- Axalta's ROIC includes ~$3 billion asset "step up" from the 2013 LBO under purchase price accounting
- Drivers of ROIC upside:
  - ✓ NOPAT growth from ongoing business execution
  - ✓ Capital allocation: Organic investments, return-accretive M&A, and focus on asset efficiency
- Axalta remains committed to improving ROIC over time through consistent execution of our current strategy
- LTM NOPAT is impacted by multiple factors in 2017 that limited performance but held levels from 2016

PROPRIETARY 35 AXALTA COATING SYSTEMS

36P R O P R I E T A R Y Constant Currency Sales Progression Has Been Strong Net Sales Net Sales by Region North America 29% 15% Asia Pacific Latin America 17% EMEA 39% 17% 11% EMEA 35% Asia Pacific North America 37%Latin America 2013 2017 Light Vehicle Commercial 33% 8% Refinish 17% Industrial 42% Industrial 38% 8% 24% 30% Refinish Commercial Light Vehicle ($ Billions) Net Sales by End-Market 2013 2017 Net Sales to Date Show Solid Growth and Portfolio Diversification

Axalta's Future Rests on a Foundation of Technology Investment

Significant Technology Investment



R&D / Net Sales
4.1%
3.3%
3.1%
2.4%
1.3%
1.3%
AXALTA
VAL
PPG
Akzo
RPM
SHW

Note: All data as of 12/2017 except VAL (4/2017), Akzo (12/2016), RPM (5/2017), and SHW (12/2016). Axalta total includes technical selling expense.

An Active Product Pipeline

- We introduced >250 products in 2017
- >800 new products to be introduced over the next 3 years

Investing for Growth

- Philadelphia Global R&D Center – 2018
- New China production facility supports new technology launches
- Other capacity expansions globally

Technology Drives Our Growth

- New refinish technology enhances body shop productivity
- OEM productivity gains from new technology offered
- Industrial growth with new product introductions
- Commercial Vehicle growth leverages leading Imron coatings system

Axalta Success is Driven by the Axis of Innovation and Customer Focus

PROPRIETARY 37 AXALTA COATING SYSTEMS

Adjusted EBITDA Results to Date Show Strong Core Progress

Adjusted EBITDA



($ in Millions)
$733
$835
$864
$902
$885
$960
2013
2014
2015
2016
2017
2018G
As Reported
Estimated Ex-FX and Special Items

Growth Drivers

- Adjusted EBITDA margins increased from 15.6% in 2012 to 20.3% in 2017
- Pricing actions positively contributed to margin expansion
- Volume growth and share gain provided operating leverage over fixed costs
- Acquisition contribution mainly in Industrial complemented organic growth
- Axalta Way created culture of cost discipline
- Procurement strategies mitigated rising costs

Strong Margin Progress, Upside From Volume Growth and Productivity Expected Over Time

Note: Estimated Adjusted EBITDA Ex-FX and Special items excludes the impact of FX, Venezuela results (deconsolidated 2017), North America Refinish distributor adjustments (2017), natural disaster impacts (2017)

PROPRIETARY 38 AXALTA COATING SYSTEMS

39P R O P R I E T A R Y Long Term Opportunity From Increased Working Capital Efficiency Net Working Capital / Net Sales Comments ▪ Working capital improvement from multiple initiatives ▪ Short-term opportunities by forcing focus on capital efficiency ▪ Long-term opportunity to lower working capital intensity from inventory turns and connectivity through the supply chain ▪ Inventory targeted, decrease from manufacturing footprint and strategy changes ▪ Goal of working capital to net sales of high single digits . Net Working Capital to Date Demonstrates Early Improvement

40P R O P R I E T A R Y Leverage Trends Interest Coverage (Adj. EBITDA) Cost of Debt Debt Maturity Profile Note: Balances reported on a US GAAP basis as of 12/31/2017 Debt and Liquidity Summary

41P R O P R I E T A R Y 802 825 821 (173) (169) (130) (52) (39) (142) (90) 22 11 (138) (136) (125) (78) (79) (20) 272 423 415 2015 2016 2017 EBITDA after One-Time Costs Interest, net of amounts capitalized Income Taxes, net of refunds Net Working Capital CapEx Prepaid Expenses, Other Liabilities and other Cash Flow is Supporting Increased Capital Deployment and Returns Free Cash Flow Capital Deployment Cash Flow From Operations, less Capex ($ millions) Capital Allocation since 2014 ($ millions) $58 $709 $588 $466 Cumulative: $1,821 Free Cash Flow Strong and Improving; Deployment Accelerating

Our Financial Scorecard is Focused on Profitable Growth

Objective	Grow The Business	Grow Adjusted EBITDA
Results	2018E Net Sales: +8-9%	2018E Adjusted EBITDA: $940-980 million
Highlights & Challenges	▪ **Refinish**: Stable global market growth; continued core market share gains; mainstream segment penetration ▪ **Industrial:** Strong growth via new products; execution on strategic growth plans; leveraging M&A topline synergies ▪ **Light Vehicle**: Organic market share from superior service and innovation; diversifying customer base; broadening product depth ▪ **Commercial Vehicle**: Supportive truck demand; growth in other non-truck customer base	▪ Core growth drives incremental margin in most businesses ▪ Price-cost gap narrowed by incremental cost actions ▪ FX tailwind reflecting stronger emerging market economies and stronger Euro-dollar rate ▪ Margins expected to be stable on current assumption of ~10% raw material cost inflation due to price actions and productivity offsets

Guidance Maintained For 2018

PROPRIETARY 42 AXALTA COATING SYSTEMS

43P R O P R I E T A R Y ▪ Axalta operates a very strong core business model ▪ We target solid organic growth and market outgrowth in each of our businesses ▪ We seek enhanced productivity and core margin growth; Refinish provides a stable foundation ▪ We still have years of self-help to execute to optimize our business ▪ Solid incremental investments, including M&A, to drive shareholder returns ▪ Our cumulative efforts should drive steady improvement in ROIC Summary of our Investment Case

Thank you!

Performance Coatings: Refinish Joe McDougall EVP, President, Global Refinish & EMEA

Axalta Refinish Investment Thesis

- **The global automotive refinish market is stable, consolidated and growing**
  - ✓ Refinish is highly stable, linked to global miles driven and accident rates
  - ✓ The top four Refinish players hold two-thirds of the global market
  - ✓ End-market growth ~3-4% per year expected
- **Axalta leads with the broadest and deepest technology and market reach**
  - ✓ We lead the global market with 25% share; higher share in developed regions
  - ✓ Our deep portfolio of next-generation technology addresses wide-ranging customer needs
  - ✓ Axalta has broad market reach across product and customer types globally
- **Axalta continues to grow through an aggressive and disciplined strategy**
  - ✓ Organic and inorganic product introductions to increase reach and competitiveness
  - ✓ Benefiting from consolidation and professionalization of body shop market
  - ✓ Tailwind from growing car parc, especially in emerging markets
  - ✓ Adding technology and services to solidify competitive moat and customer relationships

SPIES HECKER
STANDOX
Cromax
nason finishes
SYROX NO COMPROMISE
DUXONE®
Challenger

PROPRIETARY 46 AXALTA COATING SYSTEMS

Axalta Had Many Successes in 2017

Launched Innovative Products and Services to Address Customer Challenges



Ultra-Productive, Low-Energy Clearcoats



40,000th Spectrophotometer Shipped


SYROX

Easy Application Waterborne Basecoat



Ultra-Productive Primer



New Training Center in Charlotte


CALIBER COLLISION
RESTORING THE RHYTHM OF YOUR LIFE

MSO Growth Drives Axalta Market Share Gain





Motorsports Partnerships Drive Customer Engagement

PROPRIETARY 47 AXALTA COATING SYSTEMS

The Global Refinish Market is Attractive and Dynamic

Refinish Industry Sales by Region


($ Billions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
3.6% CAGR
$6.9
$0.6
$0.9
$1.0
$1.9
$2.5
2016A
$7.1
$0.6
$0.9
$1.1
$2.0
$2.5
2017E
$7.3
$0.6
$0.9
$1.1
$2.1
$2.6
2018E
$7.5
$0.7
$1.0
$1.1
$2.1
$2.6
2019E
$7.7
$0.7
$1.0
$1.2
$2.1
$2.7
2020E
CAGR
6.7%
4.5%
6.1%
3.0%
2.0%
EMEA
North America
AP ex. Greater China
Latin America
Greater China

Source: Orr & Boss (2017)

Industry Trends Align With Core Competencies

- Growing eco-regulations require innovations
- Performance needs drive technology improvements
- Consolidation trend supported by field sales model
- Distribution expertise allows for agility across regions

Market Requires Innovation to Drive Growth

- Color requirements continue to increase
- Productivity demands innovation
- Targeted channel strategies aligned to market growth
- Field service addresses training challenges

PROPRIETARY
48
AXALTA COATING SYSTEMS

Net Auto Claims and Severity Rates in the United States

AXALTA

Change in Frequency and Severity 2016 vs. 2014

	Bodily injury	Property damage	Collision	Compre-hensive
Severity	+7.0%	+11.0%	+8.2%	+8.3%
Frequency	+2.2%	+2.9%	+2.6%	+2.6%

U.S. Net Claims Incurred[1] $ Billions



Actual
Forecast
+5% p.a.
133
145
152
160
168
176
2014
2015
2016
2017
2018
2019

1 Net claims incurred is estimated for private and commercial auto and is defined by claims for own account + change in net claims reserves + claims handling expenses

SOURCE: Conning forecast and analysis

PROPRIETARY 49 AXALTA COATING SYSTEMS

Net Claims Continue to Rise Globally

United Kingdom Net Claims Incurred[1]


$ Billions
+4% p.a.
30
29
29
30
31
32
2014
2015
2016
2017
2018
2019

Average Cost per repair rising

Germany Net Claims Incurred[1]


$ Billions
+3% p.a.
21
22
23
24
24
25
2014
2015
2016
2017
2018
2019

Increase in car parc

SOURCE : Global Insurance Pools for UK and German Insurance Association (GDV)

PROPRIETARY
50
AXALTA COATING SYSTEMS

51P R O P R I E T A R Y Drivers and Influencers of Global Growth +3% EMEA 1,368 1,283 1,326 South America 2020 North America 2021 1,411 2017 China 1,158 20182016 1,240 Asia(Ex China) 1,199 2019 2022 Major inputs Major trends that impact Global Car Parc Source: McKinsey Number of vehicles in use Growth of the car parc Number of miles driven per vehicle Safety features and AD/AVAS Driver experience Safety Regulations Insurance regulations changes Consumer behavior, e.g., cash outs Vehicle aging, e.g., total loss Vehicle leasing Discretionary repairs Insurance coverage Coating innovation Body shop process efficiency Application tech innovation Mix changes (quality segments) Coating innovation Averag discount Value chain consolidation % of damaged vehicles % of damaged vehicles that receive refinish paint C ating needed per vehicle Volume Net Price Average list priceNet price Volume % of damaged vehicles % of damaged vehicles that receive refinish paint Europe Driver experience Vehicle leasing Discretionary repairs Major trends that impact ChinaMajor inputs Insurance coverage Insurance regulations changes United States Safety regulations Number of miles driven per vehicle Safety features and AD/AVAS Consumer behavior, e.g., cash outs Vehicle aging, e.g., total loss Coating needed per vehicle Number of vehicles in use Growth of the car parc Application tech innovation Coating innovation Body shop process efficiency Average list price Average discount Value chain consolidation Coating i novation Mix changes (quality segments) Net price Volume % of damaged vehicles % of damaged vehicles that receive refinish paint Europe Driver experience Vehicle leasing Discretionary repairs Major trends that impact ChinaMajor inputs Insurance coverage Insurance regulations changes United States Safety regulations Number of miles driven per vehicle Safety features and AD/AVAS Consumer behavior, e.g., cash outs V hicle ging, e.g., total loss Coating needed per vehicle Number of vehicles in use Growth of the car parc Application tech innovation Coating innovation Body shop process efficiency Average list price Average discount Value chain consolidation oating innovation Mix cha ges (quality segments)

Technology Impact on Refinish: ADAS and Autonomous Vehicles

ADAS[1] Impact on Safety is Slow and Muted

Potential impact to auto claim frequency from ADAS



% of newly registered vehicles equipped with crash prevention
Resulting reduction in auto claim frequency
80
60
40
20
0
-20
50%
-7%
80%
-12%
2027
2034

Connected Car Technology Increases Driver Distraction

Drivers admit to distracting behavior



Anytime
Frequently
In the past 30 days, how often have you …?
Talked on a cell phone while you were driving (any type of phone)
30%
70%
Typed or sent a text message or email while you were driving
8%
32%
Read a text message or email while you are driving
12%
42%

1. ADAS: Advanced driver assistance systems

Source: McKinsey, IHS, HLDI, CCC, www.insurancejournal.com, insurance information institute, AAA 2015, National Safety Council

Technology Will Continue To Be Offset by Human Behavior

PROPRIETARY 52 AXALTA COATING SYSTEMS

Axalta is The Leader in Global Refinish Coatings

Refinish Market Share
$6.9 Billion Total Sales



#1
Axalta, 25%
Other, 28%
Peer 4, 5%
Peer 3, 11%
Peer 2, 11%
Peer 1, 20%

Source: Orr & Boss (2017)

Leading a Growing Industry

- Leading market share position; industry sales estimated to grow at ~3% CAGR through 2020
- We are the Refinish technology leader, driving productivity and value for our customers
- Broad and diverse brand presence that fits customer needs across the value spectrum
- Strong global presence drives diverse growth opportunities
- Segment, market and competitive forces support favorable profit dynamic

PROPRIETARY
53
AXALTA COATING SYSTEMS

Our Strength can be Measured in Each Region

North America

- As the leading provider to **MSOs**, Axalta benefits from continued consolidation
- Opportunity for growth in **value** product lines provides additional potential for growth
- Leading **VOC-compliant** products meet environmental regulation shifts



#1, 31% share

EMEA

- Strong **market access** through leading brands and distributors
- **Products** to support a diverse region with both mature and developing markets
- **Underpenetrated** in select countries
- Environmental regulations driving **waterborne** adoption



#1, 27% share

Asia Pacific

- Growth driven primarily by expansion of the **Chinese car parc**
- Axalta's **broad presence in automotive** coatings assists with the significant OEM influence in collision repair and insurance industry
- Opportunity for growth in **value product** lines through recent and future acquisitions



#2, 16% share

Latin America

- Well positioned in **Mexico and Brazil** – the largest Latin America markets
- Agility in **price** increases help offset inflation and currency devaluation
- Opportunity for growth in **value product lines**, continued segmentation and focus on a cost to compete



#1, 17% share

Source: Orr & Boss for share data

PROPRIETARY 54 AXALTA COATING SYSTEMS

Refinish Growth Drivers Globally

U.S. Body Shop Consolidation



Body shop paint sales
% of refinish market
100%
100%
100%
100%
MSOs
Core
Traditional
16%
44%
40%
28%
35%
37%
35%
30%
35%
41%
26%
33%
2013
17E
20F
2022F

Faster growth in premium paints in U.S. due to share growth by MSOs

Europe Growth in CEE



- 3% growth expected from 2017-2022
- ~2.2% car parc growth, faster than W Europe
- Higher GDP growth
- Highly fragmented body shop market

Source: Axalta, McKinsey

China Growth in Mainstream & Tier Cities

Overall market expected to grow >**5%** 2015-2019



Economy, 25%
>10% CAGR
Premium, 40%
~1-3% CAGR
Mainstream, 35%
>6% CAGR

- Faster growth is expected in mainstream and economy
- Growth in Tier 3-4 cities is strong and expected to continue
- Tier 1 has been slowed by regulations
- Axalta is following the market to Tier 2-4 cities

Source: Axalta, McKinsey, CIRC (China Insurance Regulatory Commission)

PROPRIETARY 55 AXALTA COATING SYSTEMS

Axalta Often Uses a Sell-Through Model, Coupled with World Class Service

AXALTA

Product flow

Distributors

- Logistics
- Inventory management

Product and service flow

Body shops

Axalta maintains direct body shop relationships
- Sales calls and ongoing customer relationships; call center support
- Field service team facilitates shop conversions
- Technical team provides training, performance management

Service flow

P&M SCORECARD



- Performance dashboard
- Real time data collection

COLOR MATCH SYSTEMS



- Find and match color fast
- Mix calculator based on sales

TRAINING



- In shop or on demand
- Tailored content by customer
- Technical and business

PROPRIETARY 56 AXALTA COATING SYSTEMS

Axalta's Product Technology Addresses Customer Challenges

Customer Challenges

- Insurance KPI performance
- Cycle time for vehicle delivery
  - ✓ Labor productivity / facility utilization
- Organic growth in same store sales
- Quality & customer satisfaction
  - ✓ Color match / final appearance
- Labor shortage
  - ✓ Painter turnover / learning curve
- Environmental and regulatory compliance

Axalta's Product Innovation Response

- Industry leading productivity
- Color Match and OEM Approvals
- Environmental compliance

Service & Digital Innovation


DATA INTEGRATION SOLUTIONS
FOCUSED PERFORMANCE PROCESSES
DEDICATED PERFORMANCE TEAMS







PROPRIETARY 57 AXALTA COATING SYSTEMS

58P R O P R I E T A R Y Targeted M&A Supports our Refinish Evolution ▪ Global M&A is part of our growth strategy ▪ Target profile: Attractive, bolt-on businesses offering new technology, incremental channels and/or expanded market access ▪ Benefits: Immediate synergies, increased market access, broadened product line, fit-for-market cost structure Targeted M&A To Complement Organic Growth ▪ 10 deals completed to date in three regions ▪ Total acquired net sales of >$60 million ▪ M&A has low integration risk in Refinish ▪ Expected IRRs are excellent

59P R O P R I E T A R Y Refinish Summary ▪ Axalta is the undisputed global leader in the growing refinish market ▪ Customer, technology and regulatory trends favor Axalta’s products and services ▪ Axalta has the broadest and most productive product range in the industry ▪ Axalta leads the industry in refinish technology, including the world’s most productive waterborne system. ▪ Axalta has a multitude of M&A opportunities to complement strong organic growth potential

Thank you!

Performance Coatings: Industrial Mike Cash SVP, President, Industrial Coatings

62P R O P R I E T A R Y 2016 - 2018 Axalta Industrial: Where We Have Come From 2013 1960 - 2013 2014 - 2018 Industrial sales since 2013 2x

Our Industrial Business Today



Wood Coatings

- Kitchen cabinets
- Building products
- Flooring
- Furniture



Powder Coatings

- Auto metal parts
- Appliances
- Architectural extrusions
- Furniture
- General Industrial



Coil Coatings

- Metal building products
- Architectural extrusions
- Lighting
- Appliances



Energy Solutions

- Power tools
- E-mobility
- Wind turbines
- Power generation



Industrial Coating Systems

- ACE
- Oil and gas
- Structural steel
- Storage tanks
- Helmets
- Fences

13K Customers

27 Dedicated Manufacturing Plants

12 Shared Manufacturing Plants

60 Countries

PROPRIETARY 63 AXALTA COATING SYSTEMS

64P R O P R I E T A R Y Market Share Doubled in 5 Years Industrial Coatings: A $38 Billion Market Opportunity for Axalta Source: Coatings World, APA, Axalta estimates ▪ Market growth of 5.4% CAGR (2013-20e) ▪ Growth driven by global GDP and industrial production ▪ Building and construction markets strong ▪ Global infrastructure growth is driving demand ▪ China drives >40% of global industrial coatings consumption Industrial Coatings ($ in billions)

65P R O P R I E T A R Y 2017 Growth – By the Numbers Growth 43% In Net Sales Added 65 Sales and Tech Service Reps Secured 919 New Accounts Launched 160 New Products

M&A – By the Numbers

	North America	Leading independent supplier of coil coatings in N.A.
	North America	Leading regional manufacturer of industrial and refinish coatings
	North America	Leading storage tank, structural steel, and OEM coatings manufacturer
valspar wood	NA / LA	Leading provider of coatings for the OEM and aftermarket Industrial Wood Markets
	EMEA / AP / NA	Leading manufacturer of machinery, general industrial, O&G and glass coatings
	EMEA	Leading global supplier of thermoplastic powder coatings, based in the U.K.

Added

$430

Million in Annual Sales

On-boarded

2,850

New Customers via 6 Acquisitions

Retained

99.8%

Of Accounts Post Close

Integrated

10

Manufacturing Locations

PROPRIETARY 66 AXALTA COATING SYSTEMS

67P R O P R I E T A R Y 2017 Our Place in the Market Wood Coatings Powder Coatings Coil Coatings Energy Solutions Industrial Coating Systems #2 North American Wood Coatings Supplier #2 Global Powder Coatings Supplier #4 North American Coil Coatings Supplier #2 Global Electrical Insulation Supplier #2 Global Industrial E-Coat Supplier 251 customers 10,531 customers 548 customers 1,602 customers 87 customers

68P R O P R I E T A R Y Broader Portfolio Global Reach Playing Offense Our Competitive Advantage: The Moat ▪ Newly acquired assets and organically developed technologies to fill product portfolio gaps ▪ Global segment approach ▪ Fit-for-purpose manufacturing capacity enables access to new markets ▪ Dedicated Industrial R&D team driving innovation and faster response to opportunities ▪ Aggressive commercial team focused on identifying opportunities and winning business

Wood Coatings: Innovation and Growth Strategy

($ in billions)



Coil, $4.4
Powder, $8.1
Wood, $7.5
ACE, $1.5
General Industrial, $14.5
EIS, $1.5



UV-Cure Clearcoat for Luxury Vinyl Tile



Decor Wood Cabinets

Strategies for Growth

- Build on existing distribution; fill in "white spaces"
- Continue to grow in kitchen cabinet segment
- Execute on launches with new flooring customers
- Globalization strategy via organic and inorganic opportunities
- White space opportunity in furniture market

Key Technology Additions

- UV-Cure clearcoat for luxury vinyl tile
- Zenith™ line of waterborne varnishes, lacquers and glass for wood distribution
- Ultra-Gard self seal conversion varnishes

PROPRIETARY 69 AXALTA COATING SYSTEMS

70P R O P R I E T A R Y 851 914 986 1063 356 375 390 375 1,207 1,289 1,376 1,438 2017 2018 2019 2020 Single-Family Multifamily Source: Mortgage Bankers Association, Mortgage Finance Forecast, February 23, 2018 Housing Starts Expect Solid Growth Remodeling Stays Robust Market Indicators | Wood Coatings Business U.S. Housing Starts (SAAR, Thousands Units) Source: Metrostudy 2004 2006 2008 2010 2012 2014 2016 2018 2020

Powder Coatings: Innovation and Growth Strategy


($ in billions)
Coil, $4.4
Powder, $8.1
Wood, $7.5
ACE, $1.5
General Industrial, $14.5
EIS, $1.5


EDEN GARDEN
TECHNO PRECIOUS
AXALTA
ICONICA Collection


San Francisco Transbay Transit Center

Strategies for Growth

- Continue to penetrate higher margin segments
  - Architectural extrusions
  - ACE/Auto components
  - Thermoplastics
- Growth with job coaters in developed markets
- Global infrastructure growth in emerging markets
- Share-of-wallet opportunity with global customers
- Investment in sales excellence training programs

Key Technology Additions

- New range of metallics - **ICONICA**
- Sprayable thermoplastic coatings
- Alesta® Cool to help lower energy consumption
- Alesta Speed to coat and cure at faster line speeds
- Alesta Lync Dry-on-Dry applications
- Matte and gloss versions of Alesta Anti-Graffiti coatings

PROPRIETARY 71 AXALTA COATING SYSTEMS

Coil Coatings: Innovation and Growth Strategy



($ in billions)
Coil, $4.4
Wood, $7.5
ACE, $1.5
Powder, $8.1
General Industrial, $14.5
EIS, $1.5



ACP ASPECT Peel and Stick Tiles



Hydropon Spray PVDF Coating

Strategies for Growth

- Focused growth in high end market segments (e.g. architectural extrusions and metal roofing)
- Execute on globalization opportunity
- Continue to build pipeline and promote product innovations

Key Technology Additions

- Durapon 70 HS Spray PVDF coating
- Hydropon (waterborne) Spray PVDF coating
- Ceranamel XT 40S Super Durable
- Krypt-Stone wrinkle-textured polyester

PROPRIETARY 72 AXALTA COATING SYSTEMS

Energy Solutions: Innovation and Growth Strategy

($ in billions)


Coil, $4.4
Wood, $7.5
ACE, $1.5
Powder, $8.1
General Industrial, $14.5
EIS, $1.5


Voltahyd 2250 Waterborne series


Lucid Motors

Strategies for Growth

- Leverage growth in EV market with high performance impregnating resins
- Continue to build and launch mainstream impregnating resin range
- New product lines to increase share of wallet in lubricants, potting compounds, etc.
- "Developed in China, Made in China – For China"
- Cooperation with tape and metallic paper manufacturers

Key Technology Additions

- Voltahyd 2250 waterborne series
- Voltabas high voltage impregnating resin for electric vehicles (EV)
- New wire lubricant and casting resin product lines
- Voltron corona-resistant wire enamels
- Anti-friction agent for wire enamel

PROPRIETARY 73 AXALTA COATING SYSTEMS

Industrial Coating Solutions: Innovation and Growth Strategy


($ in billions)
Coil, $4.4
Powder, $8.1
Wood, $7.5
ACE, $1.5
General Industrial, $14.5
EIS, $1.5


Patented Anti-Shatter Glass Coating


Atomic Skis

Strategies for Growth

- Push acquired products into all regions
- Leverage distribution to increase market flexibility
- Generate value from the Color Solution Center in EMEA
- Global connectivity – products and customers
- Use information technology to simplify customer experience
- Execute on progressively higher value wins in agriculture, construction and earthmoving (ACE)
- Leverage liquid, powder and thermoplastics products into oil and gas

Key Technology Additions

- 1K waterborne direct to metal topcoat for ACE
- 2K waterborne epoxy for metal components
- Fast cure Nap-Gard rebar coating
- 13 new ACE approved products for the Big 5
- New range of epoxy primers (Ellis)
- New line of internal pipe coatings
- Patented anti-shatter glass coating (Spencer)

PROPRIETARY 74 AXALTA COATING SYSTEMS

75P R O P R I E T A R Y Summary ▪ Axalta is a global leader in the industrial coatings segments we serve, including the fast-growing electric motor market, the high- performance powder coatings market, and the industrial e-coat market ▪ We have leveraged M&A to create market leading positions in coil and industrial wood coatings and are targeting new segments ▪ We are actively globalizing acquired technologies and leveraging our global market access advantages ▪ We clearly differentiate with technology, service and speed to market ▪ Axalta has significant growth potential in Industrial given vast white space opportunities Exchange 106 Tower in Malaysia

Thank you!

Transportation Coatings Steve Markevich EVP, President, Transportation Coatings and Greater China

Transportation Coatings | Segment Overview









Transportation Coatings

Light Vehicle

- Original Equipment Manufacturers
- Plastic and composite coatings
- Metal coatings
- Interior coatings
- Accessories

#2 supplier to light vehicle OEM market

Synergies

- Market Drivers
- Global OEM Alliances
- Focused Support Models

Commercial Vehicle

- Commercial truck
- Rail
- Bus
- Utility vehicles
- RVs / off-road / pleasure craft
- General aviation

#1 supplier to heavy duty truck and bus markets









PROPRIETARY 78 AXALTA COATING SYSTEMS

Transportation | Significant White Space Provides Growth Opportunities



Total Market ~$13B
$7B
$700M
$200M
$2.5B
$400M
$600M
$550M
$500M
$450M
LV OEM
Trucks MDT / HDT
Bus
APC
Body Builders +Trailers
Rail
Specialty OEM
Aviation
Marine*
Customer Segment
Core
Developing
Opportunity

SOURCE: Orr & Boss, IRFAB, Global Market Insights, Axalta estimates

* Excluding commercial, container, military and off-shore

PROPRIETARY 79 AXALTA COATING SYSTEMS

80P R O P R I E T A R Y 2017 Growth – By the Numbers Launched Coated CV Grew Awarded 482 New Products and Colors 28M 1/3 of New Vehicles Globally 9% Year-Over-Year $90M+ New Business

Share Gain Coupled with Market Growth Provides Significant Upside

Transportation Growth Potential



$ Billions
$2.6
$0.7
$1B
$1.6
CV
$0.3
$1.9
LV
$1.3
Current Revenue
20% Share

Multiple Growth Sources and Opportunities

- Light Vehicle
  - ✓ Strong global market; grow with existing OEMs; focus on underserved OEMs, regions, products
  - ✓ Increase content / vehicle with components, interiors, M&A
- Commercial Vehicle
  - ✓ Leverage our track record in the global truck market
  - ✓ Expanding in the ~$2.5 billion opportunity beyond trucks
- Focused product growth with new technology
- Service – Rethinking the coatings value proposition

20% Share Target = $1 Billion Growth Potential

PROPRIETARY 81 AXALTA COATING SYSTEMS

Light Vehicle | Growing with a Strong Global Market

AXALTA

Growth Opportunities Across Segments

Customer Segment	Market Size ($ billions)	Share	# Plants	Product	Region	Content
Core	~$3.0	>25%	~200	●	◕	◕
Developing	~$1.5	>10%	~200	◕	◔	◔
Opportunity	~$2.5	<10%	~400	◑	○	○

Per Capita Market Growth



US
EMEA
Mexico
SA
India
China
Increasing to 2 vehicles per 10 residents = $700M+ market growth
= 1 car per 10 residents

Achieving 20% Global Share Represents More Than $500M in Growth Potential

PROPRIETARY 82 AXALTA COATING SYSTEMS

Light Vehicle | Increasing Content Per Vehicle with Components

White Space in Exteriors and Interiors

- Focus markets with global leadership and strategy
- Exterior / APC a top 5 "customer"
  - ✓ Adjacent to core products
  - ✓ Relationships with paint engineering critical
  - ✓ Technology focus a differentiator
- Interior coatings added in 2016
  - ✓ OEM focus area for differentiation leading to enriched content
  - ✓ Future vehicles increase cabin size and focus on interiors
  - ✓ Driving excellence in small batch systems and support

REHAU FLEX|N|GATE Yanfeng Global Automotive Interiors PLASTIC OMNIUM MAGNA Summit Polymers


$30-50 / vehicle
mirrors
"small parts"
bezels, handles, trim
interior
lenses
fascia
fascia
wheel / inserts
Rocker / cladding





Content Opportunity Represents > $250 Million in Growth Potential

PROPRIETARY 83 AXALTA COATING SYSTEMS

84P R O P R I E T A R Y Global Truck Market: $700 Million Significant China Opportunity 2017 Class 4-8 Estimated Paint Buy Source: LMC Automotive, 2017, Axalta estimates Commercial Vehicle | Leveraging Proven Success to Address the Global Truck Market Axalta >40% share Axalta <10% share ▪ Objective to triple volume by 2020 in Asia Pacific ▪ Global and regional support teams in place ▪ Leverage IMRON™ brand and technology ▪ Strengthening relationships with local companies ▪ Developing fit-for-purpose and local products Asia Pacific Represents More Than $100 Million in Growth Potential

85P R O P R I E T A R Y Commercial Vehicle | Expanding in the ~$2.5 Billion Market Beyond Trucks ▪ Global strategy with local execution ▪ Leveraging long-term relationships and proven technology to adjacent markets ▪ Key wins in bus, rail and recreational vehicles ▪ Moving from regional to global presence ▪ MRO provides annuity-like revenue streams ▪ M&A expedites paths to market access Motorcycle pic (honda) Opportunities Represent More Than $200 Million in Growth Potential Broad and Diverse Vehicle Markets

86P R O P R I E T A R Y Transportation | Re-Engineering the Coatings Value Proposition Capturing the Value of Scope Changes Unlocking the Value of Services and Support SERVICE PROCESS PRODUCT ▪ Clear statement of work and specifications ▪ Scope management / change control ▪ Optimizing formulations ▪ Digital and AI driven development ▪ Raw material movement / indexing ▪ Consolidated systems adoption ▪ Application engineering expertise ▪ Big Data process integration ▪ Proactive problem solving ▪ “Productivity calculator” to track value created Service At the Core Extending Our Role in the Paint Shop

No Matter Where the Market Goes, Coatings Play a Key Role



Emerging OEMs and Geographies

- New entrants
- Rising JVs
- Emerging OEMs



Design & Consumer Preferences

- Styling trends
- Consumer choice
- Personalization



Sustainability

- Environmental requirements
- Advanced substrates
- Vehicle light-weighting



Advanced Manufacturing

- Big data, line service
- Enhanced productivity
- New technology applications



Future Mobility

- Autonomous driving
- Ride sharing
- Changing ownership and use patterns

PROPRIETARY
87
AXALTA COATING SYSTEMS

88P R O P R I E T A R Y ▪ Emerging markets (India and China) growth boosts vehicle sales, rewards first movers ▪ New and varied OEM players (e.g., Tesla and Google) ▪ Joint ventures change the OEM landscape New Players New JVs + Largest supplier of vehicle safety systems Premium OEM brand Autonomous Driving Mapping and mobile services Rising OEMs Emerging OEMs and Geographies New Geely Lynk

Design and Consumer Preferences

Changing Vehicle Preferences

- Model sizes increasing
- Strong SUV / crossover demand
- International OEMs lost share in China with late SUV introduction
- OEMs launching SUVs in all major markets



Range Rover Velar



Millions of Builds
50
45
40
35
30
25
20
15
2014
2018
2022
Car 10yr CAGR 0.1%
SUV 10yr CAGR 7.3%

Source: I.H.S. Markit

Styling and Personalization Trends

- Stronger consumer demand for color customization
- Trend to multi-tone cars creates innovation opportunities
- Design impacts paintable surface
- Increased use of glass including panoramic roofs
- Alternatives to painted surfaces as styling elements



MINI



Citroen C3



Fiat 500



Citroen Cactus

PROPRIETARY 89 AXALTA COATING SYSTEMS

Sustainability Driving Change

AXALTA

Market Drivers

- VOC emissions and materials of concern
- CAFÉ / CO2 / tailpipe emissions
  - ✓ Lightweight materials
  - ✓ Electrification of future vehicles



Lightweight
29%
67%
2010
9
5
15
52
19
2020
10
3
9
27
33
20
2030
1
12
5
12
38
13
20
Carbon fiber
Plastics
Magnesium
Aluminum
HSS
Steel (<550 MPa)
Other non-lightweight

Source: I.H.S. Markit

Coatings Challenges

- New corrosion challenges
- Multiple substrate uniformity
- Plastics heat distortion
- Regulations for environment, health and safety
- Coatings for higher voltage and frequency electrical components





SIEMENS

50% of new cars announced between 2018-2021 will have EV powertrains

PROPRIETARY 90 AXALTA COATING SYSTEMS

91P R O P R I E T A R Y Data Analytics Innovative Integrated Automation Sensor Technology Cloud- based Data Collection Advanced Manufacturing and Industry 4.0 Using “Big Data” for Advantage ▪ More efficient use of coatings to improve quality and reduce application costs ▪ Enhance quality systems to reduce defects ▪ Line Service Excellence (LSE) increases customer intimacy ✓ Coatings integrated with sensor and data collection ✓ Merge coatings / materials engineering & process expertise ✓ Align customer and Axalta metrics ✓ Capture value created

Future Mobility | Pushing Autonomy and Shared Mobility

Autonomous Driving

- Coatings for vehicle and infrastructure visibility
- Specialty coatings for sensors and displays
- StarLite highlights autonomy, popularity and sustainability
- Interiors to become larger, change in functionality
- Enhanced interior design focus




2018
Color of the Year
StarLite

Ride Sharing

- Higher utilization, shorter vehicle life
- Fleet owners and private owners
- Frequent cleaning and replace / refresh options
- Service providers differentiate via color and branding
- Interior focus – clean, safe, comfortable environment


zipcar
wheels when you want them



PROPRIETARY 92 AXALTA COATING SYSTEMS

93P R O P R I E T A R Y Summary 93 ▪ Axalta is a leader in the growing transportation coatings sector with best-in-class technology ▪ Achieving a 20% market share in all of our Transportation markets could result in an incremental $1 billion in sales ▪ Axalta has and will grow Light Vehicle via underserved customers globally and increasing content per vehicle ▪ Commercial Vehicle growth in disparate verticals comes from leveraging technology and service leadership in heavy duty truck ▪ Axalta is unlocking the value of service by extending our role in painting operations ▪ We are embracing the mobility revolution by developing partnerships and technologies to position and grow our business

Thank you!

Operations, Procurement & Supply Chain Dan Key SVP, Operations, Procurement & Supply Chain

Axalta's Global Manufacturing Footprint

$2.8 billion
Cost of Goods

~50%
Variable Inputs

6,000+
Employees

Top 10 sites
>70% of COGS spend

15-20%
Flexible Work Force



Sacramento
Riverside
Minneapolis
Hilliard
Ajax
Mt. Clemens
Ft. Madison
Cornwall
Orrville
Front Royal
High Point
Huntsville
Houston
Monterrey
Ocoyoacac
Tlalnepantla
Amatitlan
Cartagena de Indias
Guarulhos
Buenos Aires
Darlington
Farnham
Västervik
West Bromwich
Houthwaite
Tewksbury
Zuidland
Mechelen
Wuppertal
Guntramsdorf
Montbrison
Landshut
Bulle
Moscow
Gebze
Port Elizabeth
Changchun
Shangdong
Qingpu
Chengdu
Jiading
Huangshan
Taipei
Savli
Dongguan
Bangplee
Kuala Lumpur
Cikarang
Shah Alam

50
Manufacturing Sites

NA Sites
12 Liquid, 2 Powder

LA Sites
5 Liquid, 2 Powder

EMEA Sites
9 Liquid, 7 Powder

APAC Sites
6 Liquid, 7 Powder

• 50 manufacturing facilities

PROPRIETARY 96 AXALTA COATING SYSTEMS

Axalta Global Operations Journey

Heritage		Operations Priorities		"Future State"
Inwardly Focused				Customer Focused
Functionally Driven	Good Progress		"Good to Great"	Results Driven
Siloed Thinking				Teamwork
Incrementalism				Step Changes
Large Batch Focused				Flexible Batches

Operations Priorities

- Restructure leadership
- Quality and delivery improvements
- Fit-for-purpose cost structure
- Footprint adjustments
- Cost reduction actions
- Axalta Operating Excellence (AOE) System
- High IRR capital projects

Targeting Best of Class Industrials Operating Performance

PROPRIETARY 97 AXALTA COATING SYSTEMS

98P R O P R I E T A R Y Priorities: Restructure Leadership ▪ 70% of top Operations, Procurement and Supply Chain roles changed ▪ New regional operations leaders ▪ New global leaders in key functional roles ▪ New site leaders at 7 of top 10 sites Significant Change in Vision and Leadership Required to Progress Servant Leadership Customer Focused Operationally Excellent Leader Problem Solver Gets Results Critical Thinker Right First Time

99P R O P R I E T A R Y Priorities: Quality and Delivery Process Improvement Improvement in RFT and OTIF Reduces Rework and Customer Claims ▪ Right First Time manufacturing metric drives desired behaviors, new process implementation, reduces waste ▪ Focused on physical properties in the last two years ▪ Focusing on color for the next two years ▪ Significant reduction in customer claims ▪ Meeting customer expectations reduces real cost of waste, lost productivity and claims costs ▪ We will win with superior quality – structural margin opportunity through process improvement +67% -25%

100P R O P R I E T A R Y Priorities: Fit-for-Purpose Cost Structure Disparity in Plant Cost Structures Creates Significant Improvement Opportunity ▪ Emerging markets cost structure challenge ▪ Local for local approach to manufacturing ▪ Ratio of production to non- production staff to improve ▪ Imperative to move closer to customer ▪ Hub and spoke design of footprint GOAL

Priorities: Footprint Adjustments



Acq C
New
New
Resin
Clearcoats
Large Batches
E-Coats
Acq E
Acq D
New

- Localize production in-region
- Transformation over time
  - ✓ Shut down two sites in 2017
  - ✓ One small site moved to a Hub
  - ✓ One small site closed for supply chain savings
- New Sites:
  - ✓ <50 employees – Flexible and lower cost structure
  - ✓ Small batch production flexibility
  - ✓ Closer to customer
  - ✓ Shared support functions with hubs

Adjust Footprint from 50 Now to 70+ Fit-for-Purpose, Low Cost Sites

PROPRIETARY 101 AXALTA COATING SYSTEMS

102P R O P R I E T A R Y Priorities: Cost Reduction Actions Substantial Cost Structure Opportunity Indicated by Production Personnel Ratios ▪ Focus on Axalta Way projects to offset inflation as starting point ▪ Focus on direct to indirect labor ratio – remove staffing layers ▪ Focus on 10 largest sites (majority of our fixed costs) ▪ Smaller, more flexible plants ▪ Improve right first time to reduce raw material usage

Priorities: Axalta Operating Excellence (AOE)

Sustainable solution delivery

- Structured approach
- Finds cause, not blame
- Enables prioritization

Engages employees, gives them tangible ways to solve challenges

- Leverages employee knowledge
- Solve their own problems
- Reduces waste

Improves workplace teamwork and morale

- Visible key performance indicators (KPIs)
- Positive energy on the floor
- More proactive teamwork

Captures value

- Right first time (RFT)
- On time in full (OTIF)
- Customer satisfaction

PROPRIETARY 103 AXALTA COATING SYSTEMS

Priorities: Axalta Operating Excellence (AOE)

Case Study: Large Plant Example

Site Challenges

- Needed a more effective problem resolution process
- Reactive culture; unfocused priorities for leaders

Approach / Solution



Level 3
Daily SLT meeting
Level 2
Daily production meeting
Level 1
Shift cell meeting
ESCALATION
SUPPORT & PROBLEM SOLVING
PERFORMANCE MANAGEMENT

Impact On Performance

Volume Increase on Filling Line



Average filling volume (litres/day)
20,716
11%
22,969
Jan - Aug 2017
Sep - Jan 2017 2018

Benefits Realized

- Downtime reduced
- Volume output increased **11%** with same manpower
- Capacity increased

Reduction of Backorders



Paint 4 - Backorder order lines Monday morning
Number of order lines
120
100
80
60
40
20
0
70% less backorders
32
33
34
35
36
Week number

- **70%** reduction of backorders

PROPRIETARY 104 AXALTA COATING SYSTEMS

105P R O P R I E T A R Y Site Challenges Priorities: Axalta Operating Excellence (AOE) ▪ Seeking Right First Time improvement ▪ Requirement for shorter cycle times ▪ RFT increased by six fold in two years Case Study: China Plant Example Approach / Solution Impact On Performance ▪ Looked for best practices within Axalta ▪ Kaizen process ▪ Involved the operators ▪ Cycle times reduced by half in two years

Priorities: High Internal Rate of Return Capital Projects

Capex Projects Add Value

- Focus on high IRR projects
- Reduce raw material costs and/or labor costs
- Automation and insourcing focus







Ex: Resin Capacity

- $1 million capital; two projects at different sites
- Increased resin capacity, allowing a site closure
- >$2 million per year savings

Ex: Tank Farm

- $275,000 invested in storage tanks
- Allowed for bulk delivery – eliminated drums
- >$350,000 per year savings

Ex: Insourcing

- $350,000 invested in equipment
- Significant added resin capacity for cost advantage in region
- >$350,000 per year savings

Ex: Manifold

- $600,000 invested in equipment
- Automated weighing and filling
- >$500,000 per year savings
- Automating Right First Time

Approving High IRR Capital Projects to Reduce Complexity and Improve Productivity

PROPRIETARY 106 AXALTA COATING SYSTEMS

107P R O P R I E T A R Y Procurement At A Glance Procurement Team Focused on Supplier Development and Multi-Sourcing Products Logistics & Packaging 13% Indirect 24% Direct Materials 63% Axalta Spend as % of Sales ▪ $2+ billion in external buy addressed ▪ 30,000+ SKUs ▪ 14,000+ suppliers ▪ 170,000+ purchase orders ▪ ~130 procurement professionals ▪ ~ 25% of spend single sourced Direct Log & Pkg Indirect Procurement

"What's In A Can?" and 2018 Pricing Trends

Raw Material Price Development:


Cromax
AU175

Categories	% of Volume*	Industry Inflation
Resins Acrylics, Polyester, Epoxy	15% - 25%	↑
Pigments TIO2, Organic Pigments , Others	15% - 20%	↑
Additives Light Stabilizers, Flow Additives , Others	15% - 30%	↗
Solvents Water, Aromatic Solvents	25% - 70%	↑
Packaging Tinplate, Paper	5% - 10%	↗

* Estimates for typical solvent-borne basecoat refinish product

PROPRIETARY 108 AXALTA COATING SYSTEMS

109P R O P R I E T A R Y Procurement Strategic Initiatives Strategic Procurement Initiatives Drive Incremental Value For Axalta Direct Materials Cost Modelling Raw material price dynamically adjusted with market Global Price Benchmarking Comparing global price differences and identifying the ‘best place to buy’ Procure to Pay Process Improvements Implementing strategy, compliance, and process efficiency for indirect categories Business Collaboration Cross-functional teaming to achieve results Matched Pairs Team with R&D to pursue joint improvement opportunities Logistics Optimization Partner with best providers to optimize supply chain management

Complexity Reduction

Duplicate Chemistries Existing For Decades Create Opportunity to Remove SKUs

	Diluted Isocyanate Trimers	Solvent Specifications	UV Light Stabilizers
Description	▪ Shift away from diluted trimer and focus on pure trimer ▪ Small capital investment in motors and pumps (<3 month ROI) ▪ Moved from single to multi-source raw material	▪ Reduction of active solvent codes by 20% ▪ Harmonized part of regional aromatic solvents to global specifications ▪ Eliminated a number of specialty solvent SKUs	▪ Patent expirations ▪ Move away from patented to non-patented UV light stabilizers ▪ Shifted to multi-source strategy ▪ Volume aggregation ▪ Improved packaging and logistics
Results	▪ Global strategy and execution ▪ $2.5+ million in savings	▪ Global strategy and execution ▪ $1.5+ million in savings	▪ Global strategy and execution ▪ $4+ million in savings

Complexity Reduction Will Offer Cost Reduction Opportunity For Years

PROPRIETARY 110 AXALTA COATING SYSTEMS

111P R O P R I E T A R Y Summary Of Key Messages 111 ▪ We are leveraging a legacy of focus on quality and safety to add new focus on productivity, cost structure and competitiveness ▪ We will refine our processes and footprint to lower cost and to better serve our customers ▪ We maintain a pipeline of high IRR capital projects focused on improving productivity and lowering cost ▪ Our on-going supplier development and multi-sourcing strategies will further lower input costs and enhance quality ▪ Complexity reduction in base chemistries, raw materials and our product portfolio is a significant cost opportunity

Thank You!

Appendix

114P R O P R I E T A R Y Adjusted EBITDA Reconciliation 114 Successor Successor Successor Successor Successor Predecessor Combined ($ in millions) FY 2017 FY 2016 FY 2015 FY 2014 FY 2013 Jan 1 - Jan 31, 2013 FY 2013 Net Income (loss) $48 $45 $96 $32 (222) $9 (213) Interest Expense, net 147 178 197 218 215 - 215 Provision (Benefit) for Income Taxes 142 38 62 - (46) 7 (39) Depreciation & Amortization 347 322 308 309 301 10 311 Reported EBITDA $684 $583 $662 $559 $248 $26 $274 A Debt extinguishment and refinancing related costs 14 98 3 6 25 - 25 B Foreign exchange remeasurement losses 7 31 94 81 49 5 54 C Long-term employee benefit plan adjustments 1 2 - (1) 10 2 12 D Termination benefits and other employee related costs 35 62 37 18 148 - 148 E Consulting and advisory fees (1) 10 24 36 55 - 55 F Transition-related costs 8 - (3) 102 29 - 29 G Offering and transactional costs 18 6 (2) 22 - - - H Stock-based compensation 39 41 30 8 7 - 7 I Other adjustments 4 5 (6) 6 130 - 130 J Dividends in respect of noncontrolling interest (3) (3) (5) (2) (5) - (5) K Deconsolidation impacts and impairments 79 68 31 - - - - L Allocated corporate and standalone costs, net - - - - - 6 6 Total Adjustments $201 $319 $202 $276 $448 $13 $460 Adjusted EBITDA $885 $902 $864 $835 $695 $38 $733

115P R O P R I E T A R Y Adjusted EBITDA Reconciliation (cont’d) 115 \ A. During 2017, 2016 and 2014 we refinanced our indebtedness, resulting in losses of $13 million, $88 million and $3 million respectively. During 2017, 2016, 2015 and 2014 we prepaid outstanding principal on our term loans, resulting in non-cash extinguishment losses of $1 million, $10 million, $3 million and $3 million, respectively. Also during 2013, upon the issuance of the Senior Notes and the entry into the Senior Secured Credit Facilities, we expensed commitment fees related to a terminated Bridge Facility of $25 million. We do not consider these items to be indicative of our ongoing operative performance. B. Eliminates foreign exchange gains and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of impacts of our foreign currency instruments used to hedge our balance sheet exposures. Exchange effects included the remeasurement of our Venezuelan subsidiary prior to deconsolidation in 2017 as well as a $19.4 million loss related to the Acquisition date settlement of a foreign currency contract used to hedge the variability of Euro-based financing. C. Eliminates the non-cash, non-service components of long-term employee benefit costs including the elimination of a pension curtailment gain of $7 million during 2014. D. Represents expenses primarily related to employee termination benefits and other employee-related costs associated with our Axalta Way and Fit for Growth cost-saving initiatives, which are not considered indicative of our ongoing operating performance. E. Represents fees paid to consultants, and associated true-ups to estimates, for professional services primarily related to our Axalta Way and Fit for Growth initiatives, which are not considered indicative of our ongoing operating performance. Amounts incurred during 2013 and 2014 relate to services rendered in conjunction with our transition from DuPont to a standalone entity. F. During 2013, 2014 and 2015 we recorded charges associated with the transition from DuPont to a standalone entity, including branding and marketing, information technology related costs, and facility transition costs. Charges during 2017 represent integration costs related to the acquisition of the Industrial Wood business that was a carve-out business from Valspar. All charges are not considered indicative of our ongoing operating performance. G. Represents acquisition-related expenses, including changes in the fair value of contingent consideration, as well as $10 million of costs associated with contemplated merger activities during 2017 and costs associated with the IPO and secondary offerings of our common shares by Carlyle. Included in the 2014 charges was a $13.4 million pre-tax charge associated with the termination of the management agreement with Carlyle Investment Management, L.L.C., an affiliate of Carlyle, upon the completion of the IPO. All amounts discussed are not considered indicative of our ongoing operating performance H. Represents non-cash costs associated with stock-based compensation, including $8 million of expense during 2015 attributable to the accelerated vesting of all issued and outstanding stock options issued under the Axalta Coating Systems Bermuda Co., Ltd 2013 Equity Incentive Plan (the "2013 Plan") as a result of Carlyle's interest falling below 50% and triggering a liquidity event. I. Represents costs for certain non-operational or non-cash (gains) and losses unrelated to our core business and which we do not consider indicative of ongoing operations, including equity investee dividends, indemnity losses (gains) associated with the Acquisition, losses (gains) on sale and disposal of property, plant and equipment, losses (gains) on the remaining foreign currency derivative instruments and non-cash fair value inventory adjustments associated with our business combinations. During 2013 we recorded non-cash fair value inventory adjustments and merger and acquisition charges associated with the Acquisition from DuPont for $104 million and $28 million, respectively. J. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not 100% owned, which are reflected to show cash operating performance of these entities on Axalta’s financial statements. K. During 2017, we recorded a loss in conjunction with the deconsolidation of our Venezuelan subsidiary of $71 million. During 2016, we recorded non-cash impairments at our Venezuela subsidiary of $68 million associated with our operational long-lived assets and a real estate investment. Additionally, during 2017, we recorded non-cash impairment charges related to certain manufacturing facilities previously announced for closure of $8 million. We do not consider these to be indicative of our ongoing operating performance. L. Represents (1) the add-back of corporate allocations from DuPont to DPC for the usage of DuPont’s facilities, functions and services; costs for administrative functions and services performed on behalf of DPC by centralized staff groups within DuPont; a portion of DuPont’s general corporate expenses; and certain pension and other long-term employee benefit costs, in each case because we believe these costs are not indicative of costs we would have incurred as a standalone company net, of (2) estimated standalone costs based on a corporate function resource analysis that included a standalone executive office, the costs associated with supporting a standalone information technology infrastructure, corporate functions such as legal, finance, treasury, procurement and human resources and certain costs related to facilities management. This resource analysis included anticipated headcount and the associated overhead costs of running these functions effectively as a standalone company of our size and complexity. This estimate is provided for additional information and analysis only, as we believe that it facilitates enhanced comparability between Predecessor and Successor periods. It represents the difference between the costs that were allocated to our predecessor by its parent and the costs that we believe would be incurred if it operated as a standalone entity.